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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) OCTOBER 1, 2004
                                                         ---------------

                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

                GEORGIA                          0-13787                        58-1563873
                -------                          -------                        ----------
     (State or other jurisdiction              (Commission                     (IRS Employer
           of incorporation)                   File Number)                 Identification No.)

            5445 CORPORATE DRIVE, SUITE 200                                  48098-2683
                   TROY, MICHIGAN                                            ----------
                   --------------
        (Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number including area code: (248) 952-2500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

            (a) On October 1, 2004, INTERMET received a written notice from The NASDAQ Stock Market ("Nasdaq") that the company's shares of common stock will be delisted from Nasdaq at the opening of business on October 12, 2004 in accordance with Marketplace Rule 4815(a) based on Nasdaq's determination that the company does not comply with the continued listing requirements under Marketplace Rules 4300 and 4450(f). The company does not intend to appeal the delisting. A copy of the press release disclosing the delisting notice is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable
(b)   Not applicable
(c)   Exhibits:

      The following exhibit is being filed herewith:

      99.1  INTERMET Corporation press release dated October 7, 2004.












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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTERMET CORPORATION


October 7, 2004                By:  /s/  Alan J. Miller
                                         Alan J. Miller
                                         Vice President, General Counsel and
                                         Assistant Secretary










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                                  EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------

     99.1            INTERMET Corporation press release dated October 7, 2004